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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                      FORM 8-K/A


                                    CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                     ACT OF 1934


                   Date of Report (Date of earliest event reported)


                                    April 15, 1998


                                     GENUS, INC.
                                     -----------
                (Exact name of registrant as specified in its charter)


                                      CALIFORNIA
                                      ----------
            (State or other jurisdiction of incorporation or organization)


                  0-17139                               94-2790804
                  -------                               ----------
         Commission File Number          (I.R.S. Employer Identification Number)


                                 1139 KARLSTAD DRIVE
                                 SUNNYVALE, CA 94089
                                 -------------------
                       (Address of principal executive offices)


                                    (408) 747-7120
                                    --------------
                 (Registrant's telephone number, including area code)


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

     The Registrant hereby amends Item 7 of its Current Report on Form 8-K filed April 24, 1998 in its entirety to read as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (b)   Pro Forma Financial Information

UNAUDITED PRO-FORMA FINANCIAL DATA

     The following unaudited pro forma condensed balance sheet of March 31, 1998, and unaudited pro forma condensed statement of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 give pro forma effect to the estimated financial effects of the Asset Purchase Agreement (the "Agreement") with Varian. The pro forma condensed balance sheet as of March 31, 1998 gives pro forma effect to the Agreement as if such transaction was consummated on that date. The pro forma condensed statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998, present the results of operations of the Company as if the transaction contemplated by the Agreement occurred on January 1, 1997 and January 1, 1998, respectively. The pro forma information is based on the historical financial statements of the Company giving effect to the assumptions and adjustments set forth in the accompanying notes.


                                  GENUS, INC.
                CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)


                                                                            MARCH 31, 1998
                                                       ---------------------------------------------------------
                                                                                                     PRO FORMA
                                                                       PRO FORMA       PRO FORMA   AFTER SALE OF
                                                       GENUS, INC.    ADJUSTMENTS        NOTE        BUSINESS
                                                       -----------    -----------      ---------   -------------
Assets
  Cash and cash equivalents........................    $ 3,683        $ 21,200            (1)      $24,883
  Accounts receivable, net.........................     11,858                                      11,858
  Inventories......................................      9,709                                       9,709
  Net Assets held for sale.........................     30,500         (25,000)           (2)        5,500
  Other current assets.............................      1,001                                       1,001
                                                       -------        ---------                    -------
    Total current assets...........................     56,751          (3,800)                     52,951

  Property and equipment, net......................      6,406                                       6,406
  Other assets, net................................      2,025                                       2,025
                                                       -------        ---------                    -------
    Total assets...................................    $65,182        $ (3,800)                    $61,382
                                                       -------        ---------                    -------
                                                       -------        ---------                    -------

Liabilities and shareholders' equity
  Total current liabilities........................    $19,073        $ (2,800)           (1)      $16,273
  Long-term debt...................................         74                                          74
  Shareholders' equity.............................     46,035          (1,000)           (1)       45,035
                                                       -------        ---------                    -------
    Total liabilities and shareholders' equity.....    $65,182        $ (3,800)                    $61,382
                                                       -------        ---------                    -------
                                                       -------        ---------                    -------


                                  GENUS, INC.

            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                      THREE MONTHS ENDED MARCH 31, 1998
                                                    --------------------------------------
                                                                               PRO FORMA
                                                                             AFTER SALE OF
                                                    GENUS, INC.   BUSINESS     BUSINESS
                                                    -----------   --------   -------------
Net sales.........................................    $  7,238    $ (5,823)    $  1,415
Cost and expenses:
  Cost of goods sold..............................       6,941      (4,986)       1,955
  Research and Development........................       3,332      (1,744)       1,588
  Selling, general and administrative.............       4,223      (2,750)       1,473
                                                      --------                 --------
    Income (loss) from operations.................      (7,258)     (3,657)      (3,601)
Other, net........................................        (156)        (80)         (76)
                                                      --------                 --------
  Loss before income taxes........................      (7,414)     (3,737)      (3,677)
Provision for (benefit from) income taxes
  Net loss........................................      (7,414)     (3,737)    $ (3,677)
  Deemed dividend on preferred stock..............    $  1,829          --     $  1,829
  Net loss available to common shareholders.......    $ (9,243)     (3,737)    $ (5,506)
                                                      --------    --------     --------
                                                      --------    --------     --------
Pro forma net loss per share--basic and diluted...                             $  (0.32)
                                                                               --------
                                                                               --------
Shares used in per share calculations.............                               17,125
                                                                               --------
                                                                               --------

                                                        YEAR ENDED DECEMBER 31, 1997
                                                    --------------------------------------
                                                                               PRO FORMA
                                                                             AFTER SALE OF
                                                    GENUS, INC.   BUSINESS     BUSINESS
                                                    -----------   --------   -------------
Net sales.........................................    $ 84,286    $(57,102)    $ 27,184
Cost and expenses:
  Cost of goods sold..............................      54,762     (38,022)    $ 16,740
  Research and Development........................      12,327      (6,599)    $  5,728
  Selling, general and administrative.............      20,326     (12,808)    $  7,518
                                                      --------    --------     --------
    Income (loss) from operations.................      (3,129)       (327)      (2,802)
Other, net........................................      (1,363)       (829)        (534)
                                                      --------    --------     --------
  Income (loss) before income taxes...............      (4,492)     (1,156)      (3,336)
Provision for (benefit from) income taxes.........      14,844          --       14,844
                                                      --------    --------     --------
  Net income (loss)...............................    $(19,336)   $ (1,156)    $(18,180)
                                                      --------    --------     --------
                                                      --------    --------     --------
Pro forma net income (loss) per share--basic
 and diluted......................................                             $  (1.08)
                                                                               --------
                                                                               --------

Shares used in per share calculations.............                               16,860
                                                                               --------
                                                                               --------


PRO FORMA NOTES:

     (1) Reflects proceeds of $25 million from Varian, the repayment of $2.8 million of short-term bank borrowings, and the repayment of transaction expenses estimated to be $1 million. Since transaction expenses represent non-recurring charges resulting directly from the Proposed Transaction that will be included in the operating results of the Company within the 12 months succeeding the Proposed Transaction, these transaction expenses were not considered in the pro forma condensed statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998.

    (2) Transfer of $25 million of net assets held for sale to Varian. After giving effect to the sale of the Business, pro forma net assets held for sale of $5.5 million represent planned sales of inventory and scheduled repayments of capital lease obligations of the Business prior to the Closing.

    The unaudited pro forma condensed financial data have been prepared by company management and are not necessarily indicative of how the Company's balance sheet and results of operations would have been presented had the transaction with Varian actually been consummated at the assumed dates, nor are they necessarily indicative of the presentation of the Company's balance sheet and results of operations for any future period. The unaudited pro forma condensed financial data should be read in conjunction with the financial statements and related notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations incorporated herein by reference.

     (c)   EXHIBITS  (in accordance with Item 601 of Regulation S-K)

           2.1 Asset Purchase Agreement, dated April 15, 1998, by and between Varian Associates, Inc. and Registrant and exhibits thereto.

                    Certain exhibits and schedules to the Asset Purchase Agreement are listed on page (iv) thereto and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request; provided, however, that the Registrant reserves the right to seek confidential treatment for those exhibits and schedules which it deems confidential.

           99.1     Press Release dated April 16, 1998

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                                  GENUS, INC.

Date:  May 6, 1998                         /s/ Mary F. Bobel
                                          --------------------------------------
                                                  Mary F. Bobel
                                                  Executive Vice President and
                                                  Chief Financial Officer